GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL

11.     GOODWILL

Changes in goodwill for the years ended December 31, 2009, 2010 and 2011 were as follows:

	Southern	Eastern	Northern
	China	China	China	Hong Kong	Total
Balance as of December 31, 2009	$2,328,329	$8,624,629	$375,588	$1,274,153	$12,602,699
Exchange difference	72,247	267,620	11,654	(4,633)	346,888

Balance as of December 31, 2010	2,400,576	8,892,249	387,242	1,269,520	12,949,587
Impairment	(2,507,499)	(9,284,338)	(403,561)	(1,267,826)	(13,463,224)
Exchange difference	106,923	392,089	16,319	(1,694)	513,637

Balance as of December 31, 2011	—	—	—	—	—

During the third quarter of 2011, the Group determined that due to the significant decline in its stock price for a sustained period, there was an impairment indicator related to goodwill as of September 30, 2011. The Group performed an assessment of the carrying value of goodwill as of September 30, 2011. Based on that assessment, the Group concluded that goodwill allocated to the Northern China and Hong Kong Reporting Units were fully impaired because the estimated growth rates and profit margins for future periods were expected lower than that of prior years.

The Group performs its annual goodwill impairment tests on December 31 of each year. In the fourth quarter of 2011, the Group realized its operating environment has undergone profound structural changes and decided upon a strategic transition since April, 2012, that the Group will implement a strategic transition of its core business from mainly providing subscription services to individual investors to developing fee-based securities investment advisory services with wealth management services. The Group evaluated the situation as of December 31, 2011 by considering a strategic transition and impact of structural changes, and concluded that goodwill allocated to the Eastern China and Southern China Reporting Units were fully impaired as of December 31, 2011 because the estimated growth rates and profit margins for future periods were expected to be substantially lower than that of prior years.

In the goodwill impairment test, the Group used the income approach, which it believed to be more reliable than the market approach in determining the fair value of the Group’s reporting units. Accordingly, it adopted a discounted cashflow (“DCF”) method under the income approach, which considers a number of factors that include expected future cash flows, growth rates, discount rates, and comparable multiples from publicly traded companies in the industry and requires the Group to make certain assumptions and estimates regarding industry economic factors and future profitability of its business unit. The assumptions are inherently uncertain and subjective.

The discounted cash flows for each reporting unit were based on discrete five years financial forecasts developed by management for planning purposes. Cash flows beyond the forecasted period and discrete forecast were estimated using a terminal value calculation, which incorporated historical and forecasted financial trends for each reporting unit and considered long-term earnings growth rates for publicly traded peer companies. Specifically, the income approach valuations included cash flow discount rate of 23.5%, 16%, 22% and 19%, and terminal value growth rate of 3%, 3%, 3% and 3%, for Northern China, Hong Kong, Eastern China and Southern China, respectively. As of September 30, 2011 and year end December 31, 2011, the Company performed impairment tests on the four reporting units considering the fluctuant market condition. Based on the impairment tests performed, the Group recognized an impairment loss of nil, nil and $13,463,224 for the years ended December 31, 2009, 2010 and 2011, respectively.